Filed Pursuant to Rule 497(e)
Registration No. 333-17391; 811-07959
O’Shaughnessy Market Leaders Value Fund

Class I: OFVIX

(the “Fund”)

Supplement dated January 7, 2026 to the
Statement of Additional Information (“SAI”) dated November 28, 2025

Effective December 31, 2025, Joe Redwine has retired his position as an Independent Trustee of the Trust. All references to Mr. Redwine are removed from relevant sections of the SAI.

Please retain this Supplement with your Statement of Additional Information